TSI TelSys Corporation
Exhibit 10.2

                     KEY EMPLOYEE STOCK OPTION INCENTIVE PLAN
                          (revised as of November 12, 1998)


1.     NAME AND PURPOSE OF PLAN

1.1 The stock option plan constituted hereby shall be known as the Key
Employee Stock Option Incentive Plan.

1.2 The purpose of the Plan is to provide a means whereby those Employees of the Company and its Subsidiaries who have the principal responsibility for the successful administration and management of the Company and whose present and potential contributions are important to its success can obtain a proprietary interest in the Company thereby providing an incentive for continuing beneficial service to the Company.


2.     INTERPRETATION

In this Plan and in any Option, unless the context otherwise requires:

(a) "Board" means, at any time, the board of directors of the Company in office at that time;

(b) "Company" means TSI TelSys Corporation and any successor or continuing company resulting from amalgamation of the Company and any other company or resulting from any other form of corporate reorganization;

(c) "Employee" means an individual who is a bona fide employee, director or officer of the Company or any of its Subsidiaries, and shall include an individual or corporation who has been engaged by the Company or any of its
Subsidiaries to provide ongoing management or consulting services to the
Company or any of its Subsidiaries;

(d) "Market Price" on any particular day means an average of daily high and low board lot trading prices (with no discount) on the Montreal
Exchange for
the immediately preceding five days on which trades occurred;

(e)  "Option" means any option granted pursuant to the Plan;

(f)  "Optionee" means an Employee who has been granted an Option;

(g) "Option Price" means the price at which Optioned Shares may be subscribed for pursuant to an Option.

(h) "Optioned Shares" means Shares which are the subject of an Option;

(i) "Plan" means the Key Employee Stock Option Incentive Plan as embodied herein and as from time to time amended in accordance with the provisions hereof;

(j) "Shares" means Common Shares without par value in the capital of the
Company, as constituted at the effective date hereof;

(k) "Subsidiary" has the same meaning, with respect to the Company, as that term has under the Business Corporation Act (New Brunswick) .

2.1 The masculine gender shall include the feminine gender and singular shall include the plural and vice versa.


3.     SHARES SUBJECT TO THE PLAN

3.1 The aggregate number of Shares which may be issued in respect of which
Options may be granted, at any time, shall be 2,401,883 (post
August 31, 1998
consolidation) which number of Shares shall include the balance of authorized and unissued Shares in respect of which Options are outstanding at that time
(or such number, class and kind of shares which, in accordance with section 12 hereof, shall be substituted therefor or into which they shall be altered) and the requisite number of Shares shall from time to time be appropriated for the purposes of the Plan and reserved and set aside for issue upon the due exercise of Options. If any Option shall expire or terminate for any reason without having been exercised in full, any Optioned Shares not subscribed for thereunder shall be available for further Options.

 3.2 The aggregate number of Shares which may be issued in respect of which
Options may be granted, at any time to any one person, shall be that number of
Shares which is equal to 5% of the number of Shares of the Company which are issued and outstanding at that time, (or such number, class and kind of shares, into which they shall be altered) and the requisite number of Shares shall from time to time be appropriated for the purposes of the Plan and reserved and set aside for issue upon the due exercise of Options. If any Option shall expire or terminate for any reason without having been exercised in full, any Optioned
Shares not subscribed for thereunder shall be available for further Options.


4.     GRANT OF OPTIONS AND ADMINISTRATION OF THE PLAN

4.1 Subject only to the express provisions of the Plan, the Board shall have the sole authority:

(a) to determine, in its own discretion, each Employee to whom, and the time or times at which, and the Option Price and term for which, an Option shall be granted and the number of Optioned Shares to be subject to the Option;

(b) to determine and approve from time to time the form of Options, and to authorize an officer or officers to execute and deliver any Option on behalf of the Company;

(c)  to interpret the Plan and to amend the Plan; and

(d) to make all other determinations and perform all such other actions as the
Board deems necessary or advisable to implement and administer the Plan.

4.2 In making any determinations under subsection 4.1, the Board may take into account the nature of the services rendered by the Employee, his present and potential contribution to the success of the Company and its Subsidiaries and such other factors as to the Board in its discretion shall deem applicable to carry out the purposes of the Plan. The Board may, in its discretion, authorize the granting of additional Options to an Optionee before an existing
Option has terminated.

4.3 All decisions and interpretations of the Board respecting the Plan or
Options shall be binding and conclusive on the Company and on all Optionees and their respective legal personal representatives and on all Employees.


5.     TERM OF OPTIONS

5.1 No Option shall be for a term longer than ten years from the date of the granting of the Option.


6.  OPTION PRICE

6.1 The Option Price in any Option shall not be an amount less than as defined by Paragraph 2(d).


7.     EXERCISE OF OPTIONS

7.1     Subject to the provisions of this section and sections 10
and 11
hereof, each Option shall be exercisable in whole at any time or in part from time to time during the term thereof.

7.2 An Option may be exercised at the applicable times and in the applicable amounts by giving to the Company written notice of exercise signed by the Optionee specifying the number of Shares to be subscribed for and accompanied by full payment for the Shares to be subscribed for in cash or by cheque certified by a Canadian chartered bank.

7.3 Except as provided in sections 9, 10 and 11 hereof, no Option may be exercised in whole or in part at any time unless at the time of such exercise the Optionee is an Employee.

7.4 At any time the Board may, by notice in writing to all Optionees under the Plan, require each Optionee to elect, within such period as the Board shall prescribe, to subscribe and pay for all the Optioned Shares then remaining unsubscribed for under his Option, or to accept termination of his Option in the event of his failing within such period to so elect or to exercise his
Option and to subscribe and pay for all such remaining Optioned
Shares.




8.     RIGHTS OF OPTIONEE

8.1 No Optionee shall have any of the rights of a member of the Company with respect to any Optioned Shares until such Optioned Shares have been issued to him upon exercise of the Option and full payment therefor has been made by him to the Company.


9.     NON-TRANSFERABILITY OF OPTIONS

No Option shall be assignable or transferable by an Optionee and any purported assignment or transfer of an Option shall be void and shall render the Option void, but if the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by reason of his death, the Optionee's legal personal representative or representatives may exercise the Option in accordance with section 10.


10.      DEATH OR RETIREMENT OF OPTIONEE

10.1 If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by reason of his death at any time during the term of an Option, then, until the earlier of:

(a) the expiry date of the Option specified at the time of its grant, or

(b)  the date which is one year from the death of the Optionee,

the Option may be exercised by the Optionee's legal personal representative or representatives as to such maximum number of Optioned Shares which the
Optionee would have otherwise been entitled to exercise the Option in respect of at the date of his death.

10.2 If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by reason of his retirement in accordance with the Company's policies relating to retirement of Employees at any time during the term of an Option, then, until the earlier of:

(a) the expiry date of the Option specified at the time of its grant, or

(b) the date which is one year from the retirement of the Optionee,

the Option may be exercised by the Optionee or by the Optionee's legal personal representative or representatives if the Optionee dies within the period so specified as to such maximum number of Optioned Shares which the
Optionee would have otherwise been entitled to exercise the Option in respect of at the date of his retirement.



11.     TERMINATION OF EMPLOYMENT OF OPTIONEE

11.1 If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated for any reason other than as specified in section 10 or subsection 11.2, then, until the earlier of:

(a) the expiry date of the Option specified at the time of its grant, or

(b) the date which is 90 days from the termination of employment of the
Optionee, the Optionee may exercise his Option in respect of the number of
Optioned Shares which the Optionee was entitled to subscribe and pay for under the Option on the date of termination of his employment. This section shall apply to all current existing outstanding options as at March 17, 1997 and all subsequent grants of options.

11.2 If the employment or position of an Optionee with the Company or any of its Subsidiaries, as the case may be, is terminated by the Company or any
Subsidiary for lawful cause, all of the rights of the Optionee under his Option shall terminate and the Option shall become null and void effective immediately upon such termination taking effect.

11.3 Nothing contained in the Plan or any Option shall confer on any
Optionee any right to, or guarantee of continued employment by the Company or any Subsidiary, or in any way limit the right of the Company or a Subsidiary to terminate the employment of the Optionee at any time.


12.     CHANGES IN CAPITALIZATION OR NUMBER OF OUTSTANDING SHARES

12.1 If, and whenever, prior to the issuance by the Company of all the
Optioned Shares under an Option, the Shares are from time to time consolidated into a lesser number of Shares or subdivided into a greater number of Shares, the number of Optioned Shares remaining unissued under the Option shall be decreased or increased proportionately, as the case may be, and the subscription price to be paid by the Optionee for each such Share shall be adjusted accordingly.

12.2 If from time to time any other change is made in the capital of the
Company or the Company amalgamates or combines, merges or consolidates with one or more other companies or corporations (and the right so to do is hereby expressly reserved by the Company) whether by way of arrangement, by exchange of shares, or otherwise, in each such case each Option shall extend to and cover the number, class and kind of shares or other obligations to which the holder of the Option would have been entitled had the Option been fully exercised immediately prior to the date such amalgamation, merger, combination or consolidation becomes effective and the then prevailing subscription price of the Shares or other obligations so covered shall be correspondingly adjusted if and to the extent that the Board considers it to be equitable and appropriate.

12.3 Except as expressly provided in this section 12, the issue by the
Company of shares of any class, or of securities convertible into shares of any class, for cash or property, or for labour or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Optioned Shares.

12.4 No Option shall in any way affect the right or power of the Company or its members to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital structure of the Company or its business, or any amalgamation, combination, merger or consolidation of the
Company, or any issue of bonds1 debentures, shares with special rights and restrictions ranking ahead of or affecting the shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.


13.     AMENDMENT AND TERMINATION OF THE PLAN

13.1 The Board may at any time terminate the Plan or make such amendments to the Plan as it shall deem advisable provided that no such termination or amendment shall adversely affect any outstanding Option except with the consent of all affected Optionees.


14.     SHARES TO BE LISTED

14.1 The Company shall not be required to deliver any certificate or certificates for Optioned Shares purchased upon the exercise of any Option prior to the listing of such Optioned Shares on any stock exchange on which shares in the capital of the Company are then listed. The Company will promptly take such steps as may be required to effect such listing.


15.     RIGHT TO OPTIONS

15.1 Nothing contained herein or in any resolution adopted or hereafter adopted by the Board or any action taken by the Board shall vest the right in any person whomsoever to receive any Option. No person shall acquire any of the rights of an Optionee unless and until a written Option, in form satisfactory to the Board, shall have been duly executed on behalf of the
Company and delivered to the Optionee and executed and delivered by the
Optionee to the Company. Any agreement purporting to be an Option shall, to the extent it may be contrary to the express provisions of the Plan, be unenforceable by the Optionee against the Company.


16.     REGULATORY AND STOCK EXCHANGE APPROVALS OR CONSENTS

16.1 The Plan and all Options are subject to all consents, receipts, approvals or other authorization by any securities commission, administrative agency, other governmental authority or stock exchange on which shares in the capital of the Company are listed which are requisite to the Plan and the granting of Options.


17.     EFFECTIVE DATE OF THE PLAN

17.1 The Plan shall become effective when it has been approved by the Board and all requisite consents, receipts, approvals or other authorizations have been obtained and complied with.